Annual Shareholders' Meeting December 6, 2007 SynergeticsUSA, Inc.

Safe Harbor Statement Certain statements made in this presentation are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Among other, statements concerning management's expectations of future financial results, potential business, acquisitions, government agency approvals, additional indications and therapeutic applications for medical devices, as well as their outcomes, clinical efficacy and potential markets are forward looking. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted results. For a discussion of such risks and uncertainties, please refer to the information set forth under "Risk Factors" included in Synergetics USA, Inc.'s Annual Report on Form 10-K for the year ended July 31, 2007 and information contained in subsequent filings with the Securities and Exchange Commission. These forward looking statements are made based upon our current expectations and we undertake no duty to update information provided in this presentation.

Welcome and Introductions Gregg Scheller - President, Chief Executive Officer, Chairman of the Board Pam Boone - EVP, Chief Financial Officer & Investor Relations Larry Cardinale - Board Member & Chairman of the Nominating/Governance Committee Robert Dick - Board Member & Chairman of the Compensation Committee Kurt Gampp - Chief Operating Officer & Board Member Guy Guarch - Board Member Juanita Hinshaw - Board Member & Chairman of the Audit Committee Jerry Malis - EVP, Chief Scientific Officer & Board Member Dave Dallam - EVP of Sales & Marketing Peter Rasche - General Counsel Robert Schroell - UHY LLP, Independent Registered Public Accountants Steve Wendling - UHY LLP, Independent Registered Public Accountants David Braswell - Armstrong Teasdale, LLP, SEC attorney Jill Newbold - Armstrong Teasdale, LLP, SEC attorney Synergetics Management Team

Business of the Stockholders' Meeting Establishment of quorum Nomination and voting on the two independent directors Ratification of UHY, LLP as the Company's Independent Registered Public Accounting Firm Conclusion

Agenda Synergetics in Review Financial Performance FY 2007 Overview Stock Analysis Current Strategy The Future Summary

Synergetics in Review 1992 Beginning in garage 1993 First building and flood Beginning of machine shop 1994 Entered into disposables market 1995 Expansion 1996 Expansion 1997 Expansion 1998 Expansion 1999 Expansion

Synergetics in Review (con't) 2000 Expansion 2001 Expansion 2002 Expansion 2003 Expansion 2004 Expansion 2005 Expansion 2006 Expansion 2007 Expansion

Historical Sales Chart 26% 25% 30% 29% 65% 37% 20%

Monthly Growth Chart

Historical Profit Chart 2007 Pro Forma excludes litigation fees and first time SOX fees for Synergetics East

Profit Legal Sarbanes Oxley Consultants Growing SG&A expenses Gross Profit A few new high volume products Increased dependence on purchased vs. manufactured product Dependence on OEM business

Synergetics Year in Review - 2007 8/06 Synergetics Announces New Ophthalmic Adaptor Patent 8/06 Synergetics Announces Sales of First VitraTM Lasers 9/06 Synergetics Announces First PhotonTM II Orders 10/06 Synergetics Announces First Malis(r) AdvantageTM Shipments 10/06 Synergetics Announces New Developments in Iridex Litigation 11/06 Synergetics Taps the Spinal Markets

Synergetics Year in Review - 2007 2/07 Synergetics Provides Update on Iridex Lawsuit 4/07 Synergetics Announces Settlement of Patent Litigation 5/07 Synergetics Announces First One StepTM Chandelier for Retina Surgery 5/07 Synergetics Announces the Launch of the Largest Line of 23 Gauge Retinal Surgical Instruments 7/07 Synergetics Announces a Triple Crown of Awards 8/07 Synergetics Announces an Extension to the Stryker Contract

FY 2007 Awards Frost & Sullivan Fastest Growing Company of the Year Progress 64 West Annual Excellence in Community Development Deloitte - North America Technology Fast 500 O'Fallon Manufacturer of the Year Most Influential Business Women of the Year - Pam Boone, CFO Ernst & Young Entrepreneur of the Year for Midwest Life Science Company - Gregg Scheller

Stock Chart

Synergetics as a Public Company Challenges: Public Co. Accounting Requirements Accounting Dept. was 4 employees, is 10 now Auditing Fees = $250,000 Sarbanes Oxley Consultants = $830,000 Public Co. Legal Requirements Quarterly Performance Requirements Maintain a competitive advantage in the public eye Falling Micro-cap Valuation

Strong Correlation Between Stock Performance and Size Many of the smaller companies do not benefit from being public Little to no research coverage Little to no trading support High SOX compliance costs relative to revenues and market cap Difficult to access public markets for capital Midcap MedTech companies outperformed large caps due, in part, to higher growth Source: Capital IQ (27.0%) +1.6% +10.8% +24.1% LTM Relative Stock Price Performance

Why are micro-caps falling? Rising oil and gas prices Falling equity markets Crises in the housing sector All lead to falling consumer confidence Which leads to investors pulling money from micro-cap companies and investing in mid and large cap companies

AngioDynamics (S)_ CONMED (S) Integra LifeSciences (M)_ Iridex (Micro) Possis Medical (S)_ SenoRx (S) Thermage (Micro) Vascular Solutions (Micro)_ Synergetics (Micro) 0.147 0.058 0.2 0.188 0.187 0.456 0.126 0.186 0.201 2007-2008 Revenue Growth (FYE July 31) Median: 18.7%

LTM Gross Profit Margin AngioDynamics (S) CONMED (S) Integra LifeSciences (M) Iridex (Micro) Possis Medical (S) SenoRx (S) Thermage (S) Vascular Solutions (Micro) Synergetics (Micro) 0.59 0.494 0.618 0.471 0.695 0.5065 0.724 0.6717 0.588 Median: 60.4%

2007 Comparative Revenue Multiples (FYE July 31, 2007) AngioDynamics (S) CONMED (S) Integra LifeSciences (M) Iridex (Micro) Possis Medical (S) SenoRx (S) Thermage (Micro) Vascular Solutions (Mirco) Synergetics (Micro) 2.84 1.43 2.86 0.51 2.85 4.06 1.78 2.07 1.94 Median: 2.46x Price = $3.61/2.84 1.50x

Stock Analysis

Stock Price as of November 2006 $4.36 Average Micro Cap Relative Performance -27.0% $3.18 Average Small Cap Relative Performance + 1.6% $4.43

Category Performance Overall Business Growth of 20.1% Domestic Ophthalmology Growth of 6.3% International Ophthalmology Growth of 9.7% Domestic Neurosurgery (including Codman) Growth of 27.0% (Excluding Codman = 58.2%) International Neurosurgery Growth of 160.8% ENT Growth of 21.4% Other (including Stryker) Growth of 50.0%

What are we doing? Investing in international distribution Major cost savings initiative Work Force Reduction Purchasing Incentive Program Supplies Control on the Manufacturing Floor Sarbanes Oxley consultants and transition to new auditing standard More to come Renegotiated some supplier agreements Looking at Acquisitions Looking at Board Structure Asked NASDAQ to investigate our erratic trading patterns Hired Dave Dallam

Dave Dallam History with Gregg at Storz Resume and Accomplishments The Synergetics Opportunity

The Future - Ophthalmology Expansion through product & distribution Instruments Lasers PHOTON Other Domestic Distribution International Distribution

The Future - Neurosurgery Electrosurgery Ultrasonic Aspirators Instruments Other Domestic Distribution International Distribution

The Future - ENT Instruments Lasers Electrosurgery Ultrasonic Aspirators Domestic Distribution International Distribution

Your Summary Call the Company with your questions & concerns. This team has performed for 15 years straight and for at least 6 years EVERY month. During the year, many challenges presented themselves, were overcome, and are behind us. This management team set an annual goal and achieved that goal. This team is ready for bigger opportunities. Call the company with your questions & concerns

My Summary We must reach the small-cap threshold of $150M market cap We must align ourselves with an investment banking firm that can help us achieve our goals We must execute on our cost savings initiative We must execute in all aspects of our business, especially including Sales & Marketing and the transition from engineering to manufacturing We must find worthy acquisitions, properly value them, and execute on them

www.synergeticsusa.com NASDAQ//SURG SynergeticsUSA, Inc.